Supplement Dated July 10, 2003

To the Prospectus of the

VARIFUND Variable Annuity

Dated May 1, 2003

Issued Through

CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

by

CANADA LIFE INSURANCE COMPANY OF NEW YORK

At their May 5, 2003 meeting, Canada Life Financial Corporation (“CLFC”) shareholders approved the acquisition of CLFC by Great-West Lifeco Inc. After receiving all necessary approvals, including approval of various regulatory authorities, this transaction closed on July 10, 2003. As a result, effective July 10, 2003, there was a change of control of CLFC and, therefore, a change of control of Canada Life Insurance Company of New York (“CLNY”). CLNY is now an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc is in turn a subsidiary of Power Financial Corporation of Canada, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

It is important to note that the change of control of CLFC and CLNY does not change the features and benefits under your Varifund variable annuity contract.

Dated July 10, 2003